Exhibit 10.3
PACIFIC ASIA PETROLEUM, INC.
2007 STOCK PLAN

RESTRICTED STOCK AGREEMENT

Name of Recipient:	__________________

Total Number of Shares Granted:	__________________shares of common stock, $0.001 par value, of Pacific Asia Petroleum, Inc.

Fair Market Value Per Share:	$__________________

Total Fair Market Value of Award

Grant Date:

Vesting Commencement Date

Vesting Schedule:

     This Restricted Stock Purchase Agreement (this “Agreement”) is executed and delivered as of _____________________, 200___by and between Pacific Asia Petroleum, Inc., a Delaware corporation (the “Company”) and ________________________ (“Recipient”). Recipient and the Company hereby agree as follows:
1.	The Company, pursuant to the Pacific Asia Petroleum, Inc. 2007 Stock Plan (the “Plan”), attached hereto as Exhibit A, which is incorporated herein by reference, and subject to the terms and conditions thereof, hereby grants to the Recipient the Shares at the Fair Market Value Per Share. The Recipient shall comply with and be bound by all the terms and conditions contained in the Plan, as incorporated by reference herein.

2.	Recipient further agrees that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). Any notice by the Company to the Recipient shall be in writing and shall be deemed duly given if mailed to the Recipient at the address last specified to the Company by the Recipient. Recipient also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify you by email.

3.	The obligation of the Company to sell and deliver the Shares is specifically subject to all provisions of the Plan and all applicable laws, rules, and regulations.

4.	Recipient makes the following representations and covenants to the Company:
(a)	Recipient is an “accredited investor” as defined under Exhibit B attached hereto.

(b)	Recipient shall not assign, encumber or dispose of any interest in such Shares except in compliance with the applicable state and federal securities laws. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(c)	Recipient is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Recipient is acquiring the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(d)	Recipient understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Recipient’s investment intent as expressed herein.

(e)	Recipient understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Recipient must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Recipient acknowledges that the Company has no obligation to register or qualify the Shares for resale. Recipient further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Recipient’s control, and which the Company is under no obligation and may not be able to satisfy.
(f)	Recipient understands that Recipient may suffer adverse tax consequences as a result of Recipient’s acquisition or disposition of the Shares. Recipient represents that Recipient has consulted any tax consultants Recipient deems advisable in connection with the acquisition or disposition of the Shares and that Recipient is not relying on the Company or Seller for any legal or tax advice.

(g)	Recipient agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any.
5.	The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.	The validity and construction of this Agreement shall be governed by the laws of the State of California. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in San Francisco, California. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

7.	The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Recipient under this Agreement may only be assigned with the prior written consent of the Company.

8.	This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are also provisions of this Agreement. If there is a difference or conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Recipient accepts and agrees to all of the foregoing terms and provisions and to all of the terms and provisions of the Plan incorporated herein by reference and confirms that he or she has received a copy of the Plan.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Recipient has hereunto set his hand as of the date here above first written.

Pacific Asia Petroleum, Inc.:

By:
	Name:	Frank C. Ingriselli
	Title:	CEO and President

Recipient:

EXHIBIT A
2007 STOCK PLAN

EXHIBIT B
CERTIFICATE OF ACCREDITED INVESTOR STATUS
     Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has checked the box below indicating the basis on which he is representing his status as an “accredited investor”:
☐	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000;

☐	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or
☐	an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards.

☐	an individual who is a director or executive officer of Pacific Asia Petroleum, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of ________________________, 200___.

Name of Recipient

By:

Name:

Title:

[Signature Page to Certificate of Accredited Investor Status]

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